Earnings per Share	12 Months Ended
Dec. 31, 2023
Earnings per Share
Earnings per Share

Note 14 Earnings per Share

	Year Ended December 31,
Loss per share before and after dilution	2023	2022	2021
Net loss for the year attributable to equity holders of the Parent Company	(466,186)	(412,267)	(500,293)
Weighted-average number of common shares outstanding	53,672,069	53,022,550	50,829,255
Loss per share before and after dilution	(8.69)	(7.78)	(9.84)

For calculation of earnings per share after dilution, the weighted-average number of outstanding ordinary shares is adjusted for the dilution effect of all potential ordinary shares, with the exception of treasury shares held by Calliditas. The Parent Company has a category of potential common stock with dilution effect: stock options. These potential common shares are attributable to the options and performance shares granted during the years 2020 – 2023. For additional information see Note 10 Share-Based Payments. If the profit for the year is negative, the options are not considered dilutive. The options also do not impact the numerator in the earnings per share calculation, including the addition of the value of remaining future services to report during the vesting period, exceeding the average market price for the period. There is no dilution effect for issued options with entitlement to subscribe to 6,098,730 shares, since the Group is in a loss position in 2023, 2022, and 2021 respectively. Further, there is no dilution effect for issued share awards with entitlement to receive 100,975 shares, due to performance-based vesting.

For disclosures regarding the number of outstanding shares, refer to Note 25 Equity.